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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 18, 2005


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                               1-9645                          74-1787539
     (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
           of incorporation)


                   200 EAST BASSE ROAD                                             78209
                   SAN ANTONIO, TEXAS                                            (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (210) 822-2828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On November 18, 2005, our Board of Directors (the "Board") amended
Section 1 of Article X of our Fourth Amended and Restated Bylaws, effective immediately. The amendment eliminated the requirement that a record date fixed by the Board for the purpose of determining shareholders entitled to receive payment of any dividend be not less than ten days prior to the payment date of such dividend or that our stock transfer books be closed for not less than ten days prior to the payment of such dividend.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 23, 2005

                                  CLEAR CHANNEL COMMUNICATIONS, INC.

                                  By:         /s/ Herbert W. Hill, Jr.
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                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer